UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2016

ARISTA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36468	20-1751121
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5453 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices)

(408) 547-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On June 23, 2016, Arista Networks, Inc. (the “Company”) issued a press release announcing that the International Trade Commission (ITC) issued a final determination in ITC Investigation brought by Cisco Systems against the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

ITEM 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press release issued by Arista Networks, Inc. dated June 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA NETWORKS, INC.

June 23, 2016	By: /s/ Marc Taxay
Marc Taxay
Senior Vice President and General Counsel